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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 10, 1999


                        Newbridge Networks Corporation
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              (Exact Name of Registrant as Specified in Charter)


           Canada                     001-13316                 98-0077506
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)



   600 March Road, Kanata, Ontario, Canada                        K2K 2E6
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  (Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:       (613) 591-3600
                                                     ---------------------------



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On June 22, 1999, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Stanford Telecommunications, Inc., a Delaware corporation ("Stanford Telecom"), and Saturn Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Merger Sub"), which provided for the acquisition of Stanford Telecom by the Registrant in a tax-free, stock-for-stock exchange.

     On November 10, 1999, the Registrant, Stanford Telecom and Merger Sub amended and restated the Merger Agreement (the "Amended Merger Agreement") in order to change the structure of the merger into a cash-for-stock exchange, in which each share of Stanford Telecom common stock issued and outstanding prior to the effective time of the merger will be automatically converted into the right to receive in cash, without interest, an amount equal to U.S. $34.22. The other terms of the Amended Merger Agreement are substantially similar to the terms of the original Merger Agreement.

     The Amended Merger Agreement will be subject to the approval of Stanford Telecom's stockholders at a special meeting to be called for purposes of approving the merger.

     In connection with the change in the structure of the merger, the Registrant applied on November 12, 1999 to the Securities and Exchange Commission to withdraw its Registration Statement on Form S-4 (No. 333-88763), filed on October 12, 1999, because it will no longer issue any shares to Stanford Telecom stockholders in the merger. However, the Registrant will assume Stanford Telecom employee stock options which remain unexercised at the effective time of the merger, and the registrant intends to file a Registration Statement on Form S-8 in respect of those employee stock options.

     The foregoing summary of the Amended Merger Agreement is not complete and is qualified in its entirety by reference to the Amended Merger Agreement. A copy of the Amended Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated herein by this reference. The press release relating to the Amended Merger Agreement is also filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)     Exhibits

  2.1 Amended and Restated Agreement and Plan of Merger, dated as of June 22, 1999, as amended as of August 20, 1999 and amended and restated as of November 10, 1999, by and among Stanford Telecom, the Registrant and Merger Sub

 99.1 Joint Press Release issued by the Registrant and Stanford Telecom on November 10, 1999

                                      -2-

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Newbridge Networks Corporation


Dated: November 17, 1999             By:     /s/ Kenneth B. Wigglesworth
                                             -----------------------------------
                                     Name:   Kenneth B. Wigglesworth
                                     Title:  Executive Vice President Finance
                                             and Chief Financial Officer

                                      -3-

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                                 EXHIBIT INDEX


Exhibit        Description
-------        -----------

2.1 Amended and Restated Agreement and Plan of Merger, dated as of June 22, 1999, amended as of August 20,1999 and amended and restated as of November 10, 1999, by and among the Registrant, Stanford Telecom and Merger Sub

99.1 Joint Press Release issued by the Registrant and Stanford Telecom on November 10, 1999